UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

May 23, 2023
Date of Report (date of earliest event reported)

COPART INC
(Exact name of registrant as specified in its charter)

Delaware		000-23255		94-2867490
(State or other jurisdiction of incorporation or organization)		(Commission File Number)		(I.R.S. Employer Identification No.)

14185 Dallas Parkway	Suite 300	Dallas	Texas	75254
				(Zip Code)
(972) 391-5000
Registrant's telephone number, including area code

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	CPRT	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

INFORMATION INCLUDED IN THIS REPORT
Section 1 — Registrant's Business and Operations

Item 1.01. Entry into a Material Definitive Agreement.

The description of the Indemnification Agreement (as defined below) under Item 5.02 is incorporated in this Item 1.01 by reference. A copy of the form of Indemnification Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Section 5 — Corporate Governance & Management
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 23, 2023, the Board of Directors of Copart, Inc. (the “Company”) approved and adopted an updated form of indemnification agreement (the “Indemnification Agreement”), and the Company is entering into such Indemnification Agreement with each of its directors and executive officers. The Indemnification Agreement was adopted in order to incorporate certain legal updates and updates that reflect current market indemnification practices. The Indemnification Agreement will supersede any previous indemnification agreement entered into by the Company with the respective director or executive officer.

As is the case with the Company’s previous form of indemnification agreement, the Indemnification Agreement requires the Company to indemnify the counterparty, to the fullest extent permitted by law, including indemnification and/or advancement of expenses for certain expenses, including attorneys' fees, actually and reasonably incurred in any action or proceeding arising out of such party's status as a director or executive officer to the Company.

The foregoing summary and description of the provisions of the Indemnification Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Indemnification Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The following exhibit is furnished herewith:

Exhibit Number	Description
10.1	Form of Indemnification Agreement
104	Cover Page Interactive File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: May 26, 2023

COPART, INC.

By:	/s/ Paul K. Kirkpatrick
Paul K. Kirkpatrick
Senior Vice President, Chief Legal Officer, and Corporate Secretary

INDEX TO EXHIBITS

Section 9 — Financial Statements and Exhibits

Exhibit Number	Description
10.1	Form of Indemnification Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)